UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2019

FINDEX.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29963	88-0378462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1313 South Killian Drive, Lake Park, FL	33403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 328-6488

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2019, the Company’s board of directors, pursuant to its authority to designate serial preferred stock from time to time under Article V Section B of the Company’s Articles of Incorporation (as amended to date, the “Company Articles”), adopted resolutions providing for the designation, powers, preferences, privileges, limitations, restrictions, and relative rights and terms of (i) one million (1,000,000) shares of Series RX-2 Convertible Preferred Stock, par value $0.001 per share (the “Series RX-2 Preferred Stock”) and (ii) five hundred thousand (500,000) shares of Series RX-3 Convertible Preferred Stock, par value $0.001 per share (the “Series RX-3 Preferred Stock”). On June 3, 2019, the Company filed certificates of designations amending the Company Articles and reflecting the Series RX-2 Preferred Stock and the Series RX-3 Preferred Stock with the Nevada Secretary of State.

The Series RX-2 Preferred Stock carries the following rights, preferences and privileges:

▪	automatic conversion into shares of Company common stock on a 100-for-1 basis immediately upon the effectiveness of any amendment to the Company Articles increasing the authorized number of shares of Company common stock from 900,000,000 to a number equal to or greater than 1,600,000,000;
▪	voting on an as-converted-to-common-stock basis, together as a single class, with the Company common stock, on all matters requiring the approval, ratification or consent of holders of the common stock; and
▪	a ranking in liquidation of the Company pari passu with the Company common stock on an as-converted basis, and junior to all other classes and series of equity securities of the Corporation which by their terms do not rank pari passu, though subordinate and junior to to all indebtedness of the Company.

The Series RX-3 Preferred Stock carries the following rights, preferences and privileges:

▪	automatic conversion into shares of Company common stock on a 1,000-for-1 basis immediately upon the effectiveness of any amendment to the Company Articles increasing the authorized number of shares of Company common stock from 900,000,000 to a number equal to or greater than 1,600,000,000;
▪	voting on an as-converted-to-common-stock basis, together as a single class, with the Company common stock, on all matters requiring the approval, ratification or consent of holders of the common stock; and
▪	a ranking in liquidation of the Company pari passu with the Company common stock on an as-converted basis, and junior to all other classes and series of equity securities of the Corporation which by their terms do not rank pari passu, though subordinate and junior to all indebtedness of the Company.

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Series RX-2 Convertible Preferred Stock.
3.2	Certificate of Designations of Series RX-3 Convertible Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FINDEX.COM, INC.

By:	/s/ Steven Malone
Steven Malone President & Chief Executive Officer

Date:  June 7, 2019